AMENDED AND RESTATED
                        NATURAL GAS VEHICLE SYSTEMS, INC.
                                STOCK OPTION PLAN

                                    ARTICLE I
                                    The Plan

     1.1 Name. This plan amends and restates the "1992 NGV Systems Executive Stock Option Plan" and shall be known as the "Stock Option Plan" (hereinafter the "Plan").

     1.2 Purpose. The purpose of the Plan is to advance the interests of Natural Gas Vehicles Systems Co., Inc. (hereinafter the "Company"), its shareholders and its subsidiaries by encouraging and enabling selected officers and other key employees upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, to acquire and retain a proprietary interest in the Company by ownership of its stock. Options granted under the Plan are not "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986.

     1.3 Effective Date. The Plan shall become effective upon its approval by the Board of Directors of the Company.

                                   ARTICLE II
                                   Definitions

     2.1 "Board" shall mean the Board of Directors of the Company.

     2.2 "Committee" shall mean the body appointed by the Board to administer the Plan as further described in Article III hereof.

     2.3 "Common Stock" shall mean the Company's $.0l par value Common Stock.

     2.4 "Company" shall mean Natural Gas Vehicle Systems, Inc.

     2.5 "Option" shall mean an option to purchase Common Stock granted pursuant to the provisions of Article VI hereof.

     2.6 "Optionee" shall mean a person to whom an Option has been granted under the Plan.

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     2.7 "Plan" shall mean the Stock Option Plan, the terms of which are set forth herein.

     2.8 "Stock Option Agreement" shall mean the agreement between the Company and the Optionee under which the Optionee may purchase Common Stock hereunder.

     2.9 "Subsidiary" shall mean any corporation, the majority of the outstanding capital stock of which is owned, directly or indirectly, by the Company.

                                   ARTICLE III
                                 Administration

     3.1 Appointment, Duties and Powers of Committee. The Plan will be administered by a committee (the "Committee") which shall consist of two (2) directors appointed by the Board. Any vacancies in the Committee will be promptly filled by the Board. The Committee shall have full power to construct and interpret the Plan and to establish and amend rules and regulations for its administration. Members of the Committee shall not be eligible to participate in the Plan while serving on the Committee, and the Chairman of the Board shall not be eligible to participate in the Plan without separate approval of his participation by the Board of Directors. No member of the Committee shall be liable for any action or determination in respect thereto, if made in good faith. Subject to the express provisions of the Plan, the Committee shall have the sole discretion and authority to determine, from among eligible employees, which employees shall be granted Options, and the number of shares of Common Stock to be subject to each Option. Options under the Plan shall be granted upon such terms and conditions as the Committee may prescribe.

     3.2 Majority Rule, Reporting to Board. Two members of the Committee shall constitute a quorum, and any action taken unanimously at a meeting at which a quorum is present, or any action taken without a meeting evidenced by a writing executed by all members of the Committee, shall constitute the action of the Committee. The Committee shall report to the Board of Directors annually the names of those key employees granted Options during the preceding year, indicating the number of shares covered by each Option, the applicable Option prices, and all other material terms applicable to such Options the Committee has granted.

     3.3 Company Assistance. The Company shall supply full and timely information to the Committee on all matters relating to eligible employees, their employment, death, retirement, disability or other termination of employment, and such


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other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance.

                                   ARTICLE IV
                                   Eligibility

     Any officer or other key employee or consultant of the Company or its Subsidiaries shall be eligible to participate in the Plan; provided, however, that no member of the Committee shall be eligible to participate while serving on the Committee, and the Chairman of the Board shall not be eligible to participate without separate approval of his participation by the Board of Directors. In determining the employees or consultants to whom Options shall be granted and the number of shares to be covered by each Option, the Committee may take into account the nature of the services rendered by the respective officers and other key employees, their present and potential contributions to the Company's success and such other factors as the Committee in its sole discretion, shall deem relevant. An employee who has been granted an Option under the Plan may be granted an additional Option or Options under the Plan if the Committee shall so determine.

                                    ARTICLE V
                         Common Stock Subject to Options

     5.1 Limitations. The aggregate number of shares of the Company's Common Stock which may be issued upon the exercise of Options granted under the Plan shall not exceed three hundred thousand (300,000), subject to adjustment under the provisions of Article 5.2. The shares of Common Stock to be issued upon the exercise of options may be authorized but unissued shares, shares issued and reacquired by the Company or shares bought on the market for the purposes of the Plan. In the event any Option shall, for any reason, terminate or expire or be surrendered without having been exercised in full, the shares subject to such Option but not purchased thereunder shall again be available for Options to be granted under the Plan.

     5.2 Anti Dilution. In the event that the outstanding shares of Common Stock hereafter are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up, or stock dividend:

          (a) The aggregate number and kind of shares subject to options which may be granted hereunder shall be adjusted appropriately;


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          (b) Rights under outstanding Options granted hereunder both as to the number of subject shares and Option price shall be adjusted appropriately;

          (c) where dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation is involved, each outstanding option granted hereunder shall terminate, but the Optionee shall have the right, immediately prior to such dissolution, liquidation, merger, or combination, to exercise his Option in whole or in part, to the extent that it shall not have been exercised, without regard to installment exercise provisions, if any.

     The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests.

                                   ARTICLE VI
                                     Options

     6.1 Option Grant and Agreement. Each Option granted hereunder shall be evidenced by minutes of a meeting or written consent of the Committee and by written Stock Option Agreement dated as of the date of grant and executed by the Company and Optionee, which Agreement shall set forth such terms and conditions as may be determined by the Committee consistent with the Plan.

     6.2 Option Price. The purchase price per share of Common Stock purchasable under Options granted pursuant to the Plan shall not be less than 100% of the fair market value at the time the Options are granted. For all purposes of this Plan, the fair market value of the Common Stock of the Company shall be determined in good faith at the time of the grant of any Option by decision of the Committee. In making such determination, the Committee shall not take into account the effect of any restrictions in the Common Stock other than restrictions which, by their terms, will never lapse.

     6.3 Option Period. Each Option granted hereunder must be granted within ten
(10) years from the effective date of the Plan. The period for the exercise of each Option shall be determined by the Committee, but in no instance shall such period exceed ten (10) years from the date of grant of the Option.

     6.4 Option Exercise. (a) Options granted hereunder may not be exercised unless and until the Optionee shall have been or remained in the employ of the Company or its Subsidiaries for one (1) year, except as otherwise provided in
Article 6.6 hereof.


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     (b) Options may be exercised in whole at any time, or in part from time to time with respect to whole shares only, within the period permitted for exercise thereof; and shall be exercised by written notice of intent to exercise the Option with respect to a specified number of shares delivered to the Company at its principal office, and payment in full to the Company at said office of the amount of the Option price for the number of shares of Stock with respect to which the Option is then being exercised.

     6.5 Nontransferability of Option. No Option shall be transferred by an Optionee otherwise than by will or the laws of descent and distribution. During the lifetime of an Optionee, the Option shall be exercisable only by him.

     6.6 Effect of Death or Other Termination of Employment.

          (a) If, prior to a date one year from the date of employment of the Optionee with the Company, the Optionee's employment with the Company or its Subsidiaries shall be terminated by the Company or Subsidiary with or without cause, or by the act of the optionee, the Optionee's right to exercise such Option shall terminate and all rights thereunder shall cease.

          (b) If, on or after one year from the date of employment of the Optionee with the Company, an Optionee's employment with the Company or its Subsidiaries shall be terminated for any reason other than death or permanent and total disability, the Optionee shall have the right, during the period ending three months alter such termination, to exercise such Option to the extent that it was exercisable at the date of such termination of employment and shall not have been exercised.

          (c) If an Optionee shall become permanently and totally disabled while in the employ of the Company or its Subsidiaries, the Optionee shall have the right, during the period ending one year after such disability, to exercise such Option to the extent that it was exercisable at the date of such disability and shall not have been exercised.

          (d) If an Optionee shall die while in the employ of the Company or its Subsidiaries, the executor or administrator of the estate of the decedent or the person or persons to whom an Option granted hereunder shall have been validly transferred by the executor or the administrator pursuant to will or the laws of descent and distribution shall have the right, during the period ending one year after the date of the Optionee's death, to exercise the Optionee's Option to the extent that it was exercisable at the date of termination of employment by death or otherwise and shall not have been exercised.

          (e) No transfer of an Option by the Optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been


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furnished with written notice thereof and an authenticated copy of, the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Option.

     6.7 Rights as Shareholder. An Optionee or permitted transferee of an Option shall have no rights as a shareholder with respect to any shares subject to such Option prior to the purchase of such shares by exercise of such Option as provided heroin.

     6.8 Restrictions. The exercise of each Option shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any shares otherwise deliverable upon such exercise upon any securities exchange or under any state of federal law, or that the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant hereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

                                   ARTICLE VII
                                    Proceeds

     The proceeds received by the Company from the sale of the Common Stock pursuant to the exercise of Options granted under the Plan shall be added to the Company's general funds and used for general corporate purposes.

                                  ARTICLE VIII
                Termination, Amendment, and Modification of Plan

     The Board may at any time suspend or terminate the Plan or may amend it from time to time in such respects as the Board may deem advisable in order that the Options granted thereunder may conform to any changes in the law or in any other respect which the Board may deem to be in the best interests of the Company; provided, however, that without approval by the shareholders of the Company representing a majority of the voting power, no such amendment shall

          (a) except as specified in Article 5.2, increase the number of shares for which Options may be granted under the Plan;


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          (b) change the provisions of Article 6.2 relating to the establishment of the Option price;

          (c) change the provisions of Article 6.3 relating to the expiration date of each Option; or

          (d) change the provisions of the second sentence of this Article VIII relating to the term of this Plan.

Unless the Plan shall theretofore have been terminated by the Board or as provided in Article 1.3, the Plan shall terminate ten (10) years after the effective date of the Plan. No Option may be granted during any suspension or after the termination of the Plan. Except as provided in Article 1.3, no amendment, suspension or termination of the Plan shall, without an Optionee's consent, alter or impair any of the rights or obligations under any Option theretofore granted to such Optionee under the Plan.

                                   ARTICLE IX
                                  Miscellaneous

     9.1 Employment. Nothing in the Plan or in any option granted hereunder or in any Stock Option Agreement relating thereto shall confer upon any employee the right to continue in the employ of the Company or any Subsidiary.

     9.2 Other Compensation Plans. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company or any Subsidiary from establishing any other forms of incentive or other compensation for employees of the Company or any Subsidiary.

     9.3 Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company.

     9.4 Singular, Plural; Gender. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

     9.5 Headings, Etc., No Part of Plan. Headings of Articles and Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.

     9.6 Governing Law. This Plan shall be governed and interpreted in accordance with the laws of the State of California including choice of law rules.


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